SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                      Date of Report:    January 26, 1999

               Date of Earliest Event Reported:  January 22, 1999


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                             75-1475224
               ------                             ----------
      (Commission File Number)        (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On January 22, 1999, Registrant issued a press release announcing the unaudited results of operations for the three- and six-month periods ended December 31, 1998.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
                Number                    Description
              ---------    -----------------------------------------------

                 99        Copy of press release announcing the
                           unaudited results of operations for the three- and six-month periods ended December 31, 1998.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                          TANDYCRAFTS, INC.


Date:  January 26, 1999                   By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh,
                                             President



Date:  January 26, 1999                   By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen
                                             Chief Financial Officer